FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 1, 2001


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                 333-77499                         43-1843179
               333-77499-01                        43-1843177
               ------------                        ----------
          (Commission File Number)      (Federal Employer Identification Number)


             12405 Powerscourt Drive
               St. Louis, Missouri                      63131
               -------------------                      -----
       (Address of Principal Executive Offices)       (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER ITEMS.

         On October 1, 2001, Charter Communications Holdings, LLC and its wholly owned subsidiary Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications Inc. (the Company), announced long-term employment agreements for Kent D. Kalkwarf, Executive Vice President and Chief Financial Officer; and David G. Barford, Executive Vice President and Chief Operating Officer. A copy of the press release is being filed as Exhibit 99.1 with this report.

      On October 1, 2001, Charter Communications Holdings, LLC and its wholly owned subsidiary Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications Inc. (Charter), and High Speed Access Corp. announced the signing of a definitive agreement by which Charter has agreed to purchase substantially all of the assets used by High Speed Access Corp. to serve Charter's high-speed data customers. A copy of the press release is being filed as Exhibit 99.2 with this report.

ITEM 7. EXHIBITS.

   99.1 Press release dated October 1, 2001 *
   99.2 Press release dated October 1, 2001 *

------------------------------

   *    filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER COMMUNICATIONS HOLDINGS, LLC
                                   Registrant


                                   By: /s/ KENT D. KALKWARF
                                       --------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)


Dated: October 4, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER COMMUNICATIONS HOLDINGS
                                   CAPITAL CORPORATION
                                   Registrant


                                   By: /s/ KENT D. KALKWARF
                                       --------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)


Dated: October 4, 2001

EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press release dated October 1, 2001.
99.2          Press release dated October 1, 2001.